UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 15, 2017

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 975-6033

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

The Special Meeting of Shareholders of Bear State Financial, Inc. (the “Company”) was held on November 15, 2017 at 10:30 a.m., Central Time, at the Company’s office located at 900 South Shackleford Rd., Suite 605, Little Rock, Arkansas 72211 (the “Special Meeting”). Matters voted on by shareholders consisted of: (i) a proposal to adopt the Agreement and Plan of Reorganization, dated as of August 22, 2017, by and among the Company, Bear State Bank, Arvest Bank (“Arvest”) and Arvest Acquisition Sub and the transactions contemplated thereby (the “Merger Agreement”), pursuant to which the Company will be merged with and into Arvest (the “Merger”); (ii) an advisory (non-binding) resolution to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger and (iii) a proposal to adjourn the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies.

The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A that was filed with the Securities and Exchange Commission on October 5, 2017, as supplemented with additional soliciting materials on October 20, 2017 and October 31, 2017. As of the record date, there were 37,729,837 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting, held by 597 holders of record. Shareholders representing 31,619,120 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting were present in person or by proxy, which constituted a quorum to conduct business at the Special Meeting. The final voting results of the shareholders’ votes are reported below.

(i) The proposal to adopt the Agreement and to approve the Merger was approved by the indicated votes:

Votes For	Votes Against	Votes Abstained
31,479,746	127,617	11,757

(ii) The advisory (non-binding) resolution to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger was approved by the indicated votes:

Votes For	Votes Against	Votes Abstained
31,028,733	518,823	71,564

(iii) The proposal to adjourn the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies was approved by the indicated votes:

Votes For	Votes Against	Votes Abstained
30,890,230	708,710	20,180

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: November 15, 2017	By:	/s/ Sherri R. Billings
	Name:	Sherri R. Billings
	Title:	Senior Executive Vice President Chief Financial Officer